October 23, 1998


                   SUPPLEMENT TO CLASS Y SHARE PROSPECTUS FOR

FUND                                     DATED

Pioneer Capital Growth Fund              July 2, 1998
Pioneer Emerging Markets Fund            April 9, 1998
Pioneer Equity-Income Fund               July 2, 1998
Pioneer Europe Fund                      July 2, 1998
Pioneer Growth Shares                    April 30, 1998, (revised
                                         September 9, 1998)
Pioneer Real Estate Shares               April 9, 1998
Pioneer Short-Term Income Trust          April 9, 1998


The following supplements the corresponding section of the Prospectus. Please consult the Prospectus for the full text of the supplemented section.

MANAGEMENT OF THE FUND

     Ms. Theresa A. Hamacher, chief investment officer of Pioneering Management Corporation ("PMC") since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of PMC and executive vice president of all the Pioneer mutual funds.



                                                                       1098-5800
                                             (C) Pioneer Funds Distributor, Inc.